Exhibit 99.1


                                     FORM OF
                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT is made as of the 4th day of April, 2007 by and between Alanco Technologies, Inc., an Arizona corporation (the "Company"), and ______________________________________________________________
(hereinafter referred to as the "Purchaser") for shares of Class A Common Stock and Warrants of the Company.


                                    RECITALS

         The Company desires to sell, and the Purchaser desires to purchase __________ shares of the Company's authorized but unissued Class A Common Stock ("Common Stock") in accordance with the terms and provisions contained herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

         1. Purchase and Sale of Common Stock. Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase from the Company, and the Company agrees to sell and issue to Purchaser the number of shares of Common Stock indicated above on the date hereof.

         2. Piggy-Back Registration Rights. The Company covenants and agrees that in the event the Company proposes to file a registration statement under the Act with respect to the Company's Common Stock (other than in connection with an exchange offer or a registration statement on Form S-4 or S-8 or other similar registration statements not available to register te Purchaser's securities), the Company shall include in such registration statement the shares of the Company's Common Stock purchased hereunder. All expenses of registering the shares shall be borne by the Company, excluding underwriting commissions, if any.

         4. Purchase Price. The purchase price to be paid by Purchaser to the Company for the Common Stock and the Warrant shall be $______________________ (the "Purchase Price"), which sum shall be paid in immediately available funds upon the date hereof.

         5. Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser as follows

                  5.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

                  5.2 Capitalization. All issued and outstanding shares of capital stock of Alanco have been validly authorized and issued and are fully paid and nonassessable. At Closing, the authorized capital of Alanco will consist solely of (i) seventy-five million (75,000,000) shares of Class A Common Stock, (ii) twenty-five million (25,000,000) shares of Class B Common Stock, which has 1/100th of one vote per share, of which none are presently issued and outstanding, and (iii) twenty-five million (25,000,000) shares of Preferred Stock, which is issuable in Series as established by Alanco's Board of Directors.

                  5.3 Subsidiaries. All subsidiaries of the Company are duly organized, validly existing, and in good standing under the laws of the state of their incorporation. The subsidiaries have all the requisite corporate power, authority, licenses and permits that are necessary to own, operate and lease its properties, and to carry on its business as now being conducted.

                  5.4 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Common Stock has been taken taken, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

                  5.5 Valid Issuance of Securities. The Common Stock being issued to the Purchaser hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable. Based in part upon the representations of the Purchaser in this Agreement, the Common Stock will be issued in compliance with all applicable federal and state securities laws.

                  5.6 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement. Based in part upon the representations of the Purchaser in this Agreement the sale and issuance of the Common Stock in conformity with the terms of this Agreement are exempt from the registration requirements of the Securities Act of 1933 (the "Act"), as amended, and as in effect on the date hereof.

         6. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company that:

                  6.1 Authorization. This Agreement constitutes the Purchaser's valid and legally binding obligation, enforceable in accordance with its terms.

                  6.2 Purchase Entirely for Own Account. This Agreement is made with Purchaser in reliance upon such Purchaser's representation to the Company, which by such Purchaser's execution of this Agreement such Purchaser hereby confirms, that the Common Stock will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, except as described herein, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Purchaser further represents that, except as set forth herein, Purchaser does not presently have any contract, undertaking, Agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Common Stock. Purchaser represents that he has full power and authority to enter into this Agreement.

                  6.3 Disclosure of Information. Purchaser believes that he has received all the information he considers necessary or appropriate for deciding whether to acquire the Common Stock. Purchaser further represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of Purchaser to rely thereon.

                  6.4 Restricted Securities. Purchaser understands that the shares of Common Stock are characterized as "restricted securities" under the federal securities laws in as much as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances.

                  6.5 Legends. It is understood that the Common Stock shall bear the following legend until or unless the same are registered.

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED."

                  6.6 Accredited Purchaser Status. Purchaser is an "Accredited Purchaser" within the meaning of Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933 (the "Act").

         7. Miscellaneous.

                  7.1 Survival of Warranties. The warranties, representations and covenants of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchaser or the Company.

                  7.2 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. This Agreement shall not be assigned by either party without the prior written consent of the other party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  7.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Arizona.

                  7.4 Counterparts. This Agreement may be executed in two or more counterparts of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  7.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not be considered in construing or interpreting this Agreement.

                  7.6 Finder's Fees. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction except that which such party is exclusively obligated to pay.

                  7.7 Amendments and Waivers. Any term of this Agreement may be amended and compliance with or performance of any term of this Agreement may be waived with the written consent of the parties hereto.

                  7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  7.9 Entire Agreement. This Agreement constitutes the entire Agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first indicated above.

The Purchaser:


-------------------------------------


The Company:

ALANCO TECHNOLOGIES, INC.
an Arizona corporation

By:_____________________________________
     Robert R. Kauffman, Chief Executive Officer